SECURITIES PURCHASE AGREEMENT

        SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of November 25, 1997, by and among American Banknote Corporation, a Delaware corporation, with headquarters located at 200 Park Avenue, 49th Floor, New York, New York 10166 ("COMPANY"), and each of the purchasers set forth on the signature pages hereto (the "BUYERS").

        WHEREAS:

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

B. The Company has authorized the issuance to the Buyers of (i) convertible subordinated debentures, in the form attached hereto as EXHIBIT "A", in the aggregate principal amount of Five Million Dollars ($5,000,000), convertible into shares of common stock, $.01 par value per share, of the Company (together with any rights attached to such common stock pursuant to the Company's Stockholders Rights Plan, the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in such debentures (the "DEBENTURES") and
(ii) warrants, in the form attached hereto as EXHIBIT "B", to purchase One Hundred Fifty Thousand (150,000) shares of Common Stock (the "CLOSING WARRANTS");

C. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, the Debentures and the Closing Warrants, for an aggregate purchase price of Five Million Dollars ($5,000,000).

D. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Debentures and number of Warrants as is set forth immediately below its name on the signature pages hereto;

E. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "C" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

F. In accordance with the terms of the Debentures, under certain circumstances the Company may redeem the Debentures for cash plus a number of additional warrants, in the form attached hereto as EXHIBIT "D", determined based upon the redemption amount (the "REDEMPTION WARRANTS" and, collectively with the Closing Warrants, the "WARRANTS").

        NOW THEREFORE, the Company and each of the Buyers (severally and not jointly) hereby agree as follows:

        1.     PURCHASE AND SALE OF DEBENTURES AND CLOSING WARRANTS.

               a. Purchase of Debentures and Closing Warrants. The Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such principal amount of Debentures as are set forth immediately below such Buyer's name on the signatures pages hereto at the aggregate purchase price (the "PURCHASE PRICE") as is set forth immediately below such Buyer's name on the signature pages hereto. The issuance, sale and purchase of the Debentures and Closing Warrants shall take place at the closing (the "CLOSING"). Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, at the Closing, the Company shall issue and sell to each Buyer and each Buyer shall purchase from the Company the aggregate principal amount of Debentures and Closing Warrants which such Buyer is purchasing hereunder for the Purchase Price. The aggregate principal amount of Debentures to be issued at the Closing is Five Million Dollars ($5,000,000) and the aggregate number of Warrants to be issued at the Closing is One Hundred Fifty Thousand (150,000), for an aggregate purchase price of Five Million Dollars ($5,000,000). The term Debentures includes the Debentures to be sold hereunder and any debenture(s) issued in replacement thereof in accordance with the terms thereof.

               b. Form of Payment. On the Closing Date (as defined below), (i) each Buyer shall pay the Purchase Price for the Debentures and Closing Warrants to be issued and sold to it at the Closing by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Debentures and Closing Warrants which such Buyer is purchasing, and (ii) the Company shall deliver such Debentures and Closing Warrants against delivery of such Purchase Price.

               c. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Debentures and Closing Warrants pursuant to this Agreement (the "CLOSING DATE") shall be 12:00 noon Eastern Standard Time on November 25, 1997 or such other mutually agreed upon time. The Closing shall occur on the Closing Date at the offices of the Company, 200 Park Avenue, 49th Floor, New York, New York 10166.

        2.     BUYERS' REPRESENTATIONS AND WARRANTIES.

        Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

               a. Investment Purpose. The Buyer is purchasing the Debentures and the shares of Common Stock issuable upon conversion thereof (the "CONVERSION SHARES") and the

Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANTS SHARES") (collectively, the "SECURITIES") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act.

               b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and a sophisticated investor (as defined in Rule 506(b)(2)(ii) at Regulation D).

               c. Reliance on Exemptions. The Buyer understands (i) that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities and (ii) it is not authorized, and acknowledges that it has not, relied on any analyst or other reports or other third party source information relating to the Company.

               d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have not relied on any oral or written representations or assurances made by third parties or any oral or written representations or assurances from the Company or any representative or agent of the Company other than as set forth in this Agreement. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities is speculative and involves a significant degree of risk.

               e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

               f. Transfer or Resale. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred unless (a) subsequently included in an effective registration statement thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account.

               g. Legends. The Buyer understands that the Debentures, Warrants and, until such time as the Conversion Shares and Warrants Shares have been registered under the 1933 Act, as contemplated by the Registration Rights Agreement, the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

        "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

        The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such Security is so sold or transferred or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

               h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

               i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

               j. No Legal Advice. The Buyer acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated hereby with its own legal counsel and investment and tax advisors. The Buyer is relying solely on such counsel and advisors and not on any statements of representatives of the Company or its representatives as agents for legal, tax or investment advice with respect to this investment, the transactions contemplated hereby or the securities laws of any jurisdiction.

               k. No Brokers. The Buyer has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

        3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        The Company represents and warrants to each Buyer that:

               a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. SCHEDULE 3(A) sets forth a list of all of the subsidiaries of the Company pursuant to which material operations of the Company are conducted (the "SUBSIDIARIES") and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, assets, financial condition or prospects of the Company and its Subsidiaries taken as a whole, or which would prohibit or otherwise adversely interfere with the ability of the Company to enter into and perform its obligations under this Agreement, the Debenture, the Registration Rights Agreement and the Warrants.

               b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Debentures and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof,

(ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Debentures and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, the Debentures and the Warrants, each such instrument will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

               c. Capitalization. As of November 18, 1997, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock of which 20,853,717 shares are issued and outstanding, 5,187,383 shares are reserved for issuance pursuant to the Company's benefit plans, 1,850,000 shares are reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and 1,600,000 shares are reserved for issuance upon conversion of the Debentures and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) 5,000,000 shares of preferred stock, none of which shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company. Except as disclosed in SCHEDULE 3(C) and except for the transactions contemplated hereby and the transactions pursuant to the Securities Purchase Agreement dated July 24, 1997 by and among the Company and the Buyers named therein, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and
(ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Debentures or Conversion Shares or the Warrants or Warrant Shares. The Company has furnished to the Buyer true and correct copies of the Company's Restated Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common

Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

               d. Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and, upon issuance upon conversion of the Debentures or upon exercise of the Warrants in accordance with the terms thereof will be validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The term Conversion Shares includes the shares of Common Stock issuable upon conversion of the Debentures, including without limitation, such additional shares, if any, as are issuable as a result of the events described in Section 2(c) of the Registration Rights Agreement. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and Warrant Shares upon conversion or exercise of the Debentures or Warrants. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Debentures and Warrant Shares upon exercise of the Warrants in accordance with this Agreement, the Debentures and the Warrants is absolute and unconditional (subject to the Company's redemption rights as provided in the Debentures) regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

               e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Debentures and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any
rights  of  termination,   amendment,   acceleration  or  cancellation  of,  any
agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect and as set forth in SCHEDULE 3(E)). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, the businesses of the Company and its Subsidiaries, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity which violation would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Debentures or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in SCHEDULE 3(E), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is unaware of any facts or circumstances which would give rise to any of the foregoing. The Company is not in violation of the listing requirements of the New York Stock Exchange ("NYSE") and does not reasonably anticipate that the Common Stock will be delisted by the NYSE in the foreseeable future.

               f. SEC Documents; Financial Statements. Since December 31, 1995, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents or on SCHEDULE 3(F), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

               g. Absence of Certain Changes. Since December 31, 1996, there has been no adverse change and no adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries except as disclosed on any schedule hereto other than matters which would not, individually or in the aggregate, have a Material Adverse Effect.

               h. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company (or any officer or director of the Company), threatened against or affecting the Company or any of its Subsidiaries (or any officer or director of the Company or any of its Subsidiaries) that could have a Material Adverse Effect.

               i.     [Intentionally Omitted]


               j.     [Intentionally Omitted]


               k. Tax Status. Except as set forth on SCHEDULE 3(K), the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

               l.     [Intentionally Omitted]

               m. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except as set forth in SCHEDULE 3(F), no event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purposes that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act). Notwithstanding the foregoing, the Company expressly disclaims any and all responsibility for any oral or written statements about the Company made by any third party (including but not limited to statements by analysts in research reports or otherwise), and the Company makes no representation or warranty as to the accuracy or completeness of such statements.

               n. Acknowledgment Regarding Buyers' Purchase of Securities. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers, purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

               o. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers.

               p. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.


        4.     COVENANTS.

               a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

               b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to such Closing Date.

               c. Reporting Status; Eligibility to Use Form S-3. The Company's Common Stock is registered under Section 12(b) of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not voluntarily terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

               d. Use of Proceeds. The Company shall use the proceeds from the sale of the Debentures and Warrants in the manner set forth in SCHEDULE 4(D) attached hereto and made a part hereof.

               e. Additional Equity Capital; Right of First Refusal. Subject to the exceptions described below, the Company agrees that during the period beginning on the date hereof and ending on the later of (i) seventy-five (75) days thereafter or (ii) thirty (30) days following the effective date of the Registration Statement to be filed pursuant to Section 2(a) of the Registration Rights Agreement (the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of a majority-in-interest of the Buyers, conduct any additional equity financing (including debt financing with a discounted or convertible equity component or warrants) where the equity is issued on Floating Rate Convertible Terms (as defined below). After the expiration of the Lock-Up Period, subject to the exceptions described below, the Company shall not negotiate or contract with any party (other than the Buyers) to obtain additional equity financing (including debt financing with a discounted or convertible equity component or warrants) where the equity is issued on Floating Rate Convertible Terms as defined below) and that provides for the registration under the 1933 Act of public resales of Common Stock within one hundred eighty
(180) days of the effective date of the Registration Statement to be filed pursuant to Section 2(a) of the Registration Rights Agreement. Subject to the exceptions described below, the Company will not conduct any equity financing (including debt with a discounted or convertible equity component or warrants) where the equity is issued on Floating Rate Convertible Terms ("FUTURE OFFERINGS") during the period beginning on the Closing Date and ending one hundred eighty (180) days after the expiration of the Lock-Up Period unless it shall have first delivered to each Buyer, at least fifteen (15) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Buyer an option during the ten (10) business day period following delivery of such notice to purchase its pro rata share (based on the ratio that the principal amount of the Debentures purchased by it hereunder bears to the aggregate principal amount of Debentures purchased hereunder) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this paragraph are collectively referred to as the "CAPITAL RAISING LIMITATIONS"), provided that if the Buyers, as a whole, do not purchase all of such Future Offering, the Company will be free to pursue such Future Offering entirely with third parties. The Lock-Up Period, Future Offering and Capital Raising Limitations shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering
(excluding  a  continuous  offering  pursuant to Rule 415 under the 1933 Act) or
(ii) issuances of securities as consideration for a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. The Lock-Up Period, Future Offering and Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by a majority of the Company's disinterested directors. "FLOATING RATE CONVERTIBLE TERMS" means terms which include the right to buy an indeterminate number of shares of Common Stock upon conversion of the securities or other rights based upon a floating rate or reset conversion price derived from the market price of the Common Stock subsequent to the issuance of the convertible securities and preceding the date of conversion.

               f. Expenses. The Company shall reimburse Rose Glen Capital Management, L.P. ("RGC") for all expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses. The Company's obligation to reimburse RGC's expenses under this Section 4(f) shall be limited to Fifteen Thousand Dollars ($15,000).

               g. Financial Information. The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and
(iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

               h. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Debentures and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Debentures in effect from time to time) and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based upon the Exercise Price of the Warrants in effect from time to time), initially, 1,600,000 shares. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Debentures or exercise of the Warrants without the consent of each Buyer, which consent will not be unreasonably withheld except pursuant to redemptions as provided in the Debentures. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than one hundred fifty percent (150%) of the number that is then actually issuable upon full conversion of the Debentures (based on the Conversion Price of the Debentures in effect from time to time) and the full exercise of the Warrants (based on the Exercise Price of the Warrants in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares and Warrant Shares issued and issuable upon conversion or exercise of the Debentures and the Warrants (based on the Conversion Price and Exercise Price then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

               i. Listing. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion or exercise of the Debentures and the Warrants. The Company will obtain and maintain the listing and trading of its Common Stock on the NYSE, Nasdaq National Market ("NASDAQ"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from the NYSE regarding the continued eligibility of the Common Stock for listing on the NYSE.

               j. Corporate Existence. So long as a Buyer beneficially owns any Debentures, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the NYSE, Nasdaq or AMEX.

               k. Solvency. The Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay or refinance its debts from time to time in connection therewith. The Buyer hereby acknowledges (i) that the Company does not currently have funds reserved specifically for the repayment of the Debentures and (ii) that the Company expects all amounts payable under the Debentures to be converted into Common Stock in accordance with Article I thereof. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

               l. Compliance with Short Sale Regulations. To the extent the Buyer's engage in any hedging transaction involving "short sales" of the Company's Common Stock subsequent to the date hereof, the Buyers agree to comply with applicable rules and regulations applying to short sales (subject to applicable exemptions).

        5.     TRANSFER AGENT INSTRUCTIONS.

        The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion or exercise of the Debentures and the Warrants in accordance with the terms thereof (the "Transfer Agent Instructions"). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares or Warrant Shares, prior to registration of the Conversion Shares or Warrant Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.


        6.     CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

        The obligation of the Company hereunder to issue and sell the Debentures and the Warrants to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

               a. The applicable Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

               b. The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

               c. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

               d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

        7.     CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

        The obligation of each Buyer hereunder to purchase the Debentures and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

               a. The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

               b. The Company shall have delivered to such Buyer duly executed Debentures and the Closing Warrants being so purchased in accordance with
Section 1(b) above.

               c. The Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

               d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by an executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer, including, but not limited to certifications with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

               e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

               f. The Conversion Shares and Warrant Shares shall have been authorized for quotation on the NYSE and trading in the Common Stock on the NYSE shall not have been suspended by the SEC or the NYSE.

               h. The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT "E" attached hereto.

               i. The Buyer shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing Date.

        8.     GOVERNING LAW; MISCELLANEOUS.

               a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

               b. Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               d.  Severability.  If any  provision of this  Agreement  shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

               f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

        If to the Company:

        American Banknote Corporation
        200 Park Avenue
        49th Floor
        New York, New York  10166
        Attention:  Harvey J. Kesner, Esq.
        Facsimile: (212) 338-0747

        With copy to:

        Kramer, Levin, Natfalis & Frankel
        919 Third Avenue, 38th Floor
        New York, New York  10022
        Attention:  Scott S. Rosenblum, Esq.
        Facsimile:  (212) 983-0028

        If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

        Each party shall provide notice to the other party of any change in address.

               g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company. Buyer agrees not to knowingly sell, assign, pledge or otherwise dispose of or transfer in a private transaction the Debentures, Conversion Shares or Warrant Shares to (i) any purchaser who is a direct competitor of the Company or its Subsidiaries or (ii) any purchaser who alone or together with other persons comprise a "group" within the meaning of Section 13(d) of the 1934 Act as the owner of 10% of the capital stock of the Company. The foregoing sentence shall not apply to any transfer that does not constitute a private transaction including, without limitation, open market transactions affected on the NYSE or on any other stock exchange or quotation system on which the Common Stock may be quoted or listed and shall terminate with respect to such sales.

               h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers.

               j. Publicity. The Company and each of the Buyers shall have the right to review a reasonable period of time before issuance of any press releases, SEC, NYSE or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or SEC, NYSE or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon). Buyers shall not make any public announcement with respect to the transactions contemplated hereby without the written consent of the Company.

               k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.









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

        IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.


AMERICAN BANKNOTE CORPORATION

By:  /s/Harvey J. Kesner, Esq.
     --------------------------------------------------------
     Harvey J. Kesner, Esq.
     Executive Vice President, General Counsel and Secretary


RGC INTERNATIONAL INVESTORS, LDC
By:     Rose Glen Capital Management, L.P., Investment Manager
        By:    RGC General Partner Corp., General Partner


By:  /s/Wayne D. Bloch
     --------------------------------------------------------
     Wayne D. Bloch
     Managing Director


RESIDENCE:   Cayman Islands

ADDRESS:

        c/o 3 Bala Plaza East
        251 St. Asaphs Road
        Suite 200
        Bala Cynwyd, PA  19004
        Facsimile:    (610) 617-0570
        Telephone:    (610) 617-5900


AGGREGATE SUBSCRIPTION AMOUNT:

        Principal Amount of Debentures:                         $  4,000,000

        Number of Closing Warrants:                                  120,000

        Aggregate Purchase Price:                               $  4,000,000


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

HALIFAX FUND, L.P.
By:     Palladin Group, L.P., as attorney-in-fact
        By:    Palladin Capital Management LLC, its General Partner


By:  /s/Andrew Kaplan
     --------------------------------------------------------------
     Andrew Kaplan
     Senior Vice President


RESIDENCE:   Cayman Islands

ADDRESS:

        c/o Palladin Group L.P.
        40 West 57th Street
        New York, NY  10019
        Facsimile:    (212) 698-0599
        Telephone:    (212) 698-0515


AGGREGATE SUBSCRIPTION AMOUNT:

        Principal Amount of Debentures:                          $  1,000,000

        Number of Closing Warrants:                                    30,000

        Aggregate Purchase Price:                                $  1,000,000


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